UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May, 13 2021
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U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including zip code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	USCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 13, 2021, the stockholders of U.S. Concrete, Inc. (the “Company”) approved an Amendment to the U.S. Concrete, Inc. Long Term Incentive Plan (the “Amendment”). The Board of Directors of the Company had previously approved the Amendment, subject to stockholder approval. The material terms of the Amendment are summarized in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2021 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the Amendment is qualified in its entirety by reference to the actual terms of the Amendment, a complete copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2021 annual meeting of stockholders (the “Annual Meeting”) on May 13, 2021. At the Annual Meeting, there were 14,432,473 shares of common stock of the Company present in person or represented by proxy and entitled to vote. The Company’s stockholders were asked to vote on the following four proposals, each of which is described in the Proxy Statement: (1) the election of seven directors; (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021; (3) advisory approval of executive compensation and (4) approval of the Amendment.

Proposal #1 - Election of Directors. The stockholders elected the seven nominees listed below to hold office until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Nominee	For	Against	Broker Non-Vote
Michael D. Lundin	10,608,405	632,871	3,191,197
Susan M. Ball	11,195,730	45,546	3,191,197
Kurt M. Cellar	8,987,994	2,253,282	3,191,197
Rajan C. Penkar	11,193,886	47,390	3,191,197
Ronnie Pruitt	11,104,472	136,804	3,191,197
Theodore P. Rossi	10,208,051	1,033,225	3,191,197
Colin M. Sutherland	11,069,165	172,111	3,191,197

Proposal #2 - Ratification of KPMG LLP. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021, by the following vote:

For	Against	Abstentions
14,367,806	49,248	15,420

Proposal #3 - Advisory Approval of Executive Compensation. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, by the following vote:

For	Against	Abstentions	Broker Non-Votes
10,391,608	687,467	162,202	3,191,197

Proposal #4 - Approval of an Amendment to the U.S. Concrete, Inc. Long Term Incentive Plan. The stockholders approved the Amendment, by the following vote:

For	Against	Abstentions	Broker Non-Votes
10,430,984	609,308	200,985	3,191,197

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Amendment to the U.S. Concrete, Inc. Long Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date:	May 14, 2021	By:	/s/ Gibson T. Dawson
Gibson T. Dawson
Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)